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                                PREMIERSOLUTIONS
                        HARTFORD LIFE INSURANCE COMPANY
                            SEPARATE ACCOUNT ELEVEN

  SUPPLEMENT DATED FEBRUARY 27, 2002 TO THE PROSPECTUS DATED FEBRUARY 4, 2002

The first paragraph on the first page is deleted and replaced with the following:

This Prospectus describes information you should know before you purchase or become a Participant under Premier Solutions, a group variable annuity contract (the "Contract" or "Contracts"). Please read it carefully.

The following Sub-Accounts are closed to Contributions and transfers of Participant Account values:

- FRANKLIN STRATEGIC MORTGAGE PORTFOLIO SUB-ACCOUNT which purchases Class A shares of the Franklin Strategic Mortgage Portfolio of the Franklin Templeton Funds

- JANUS ADVISER INTERNATIONAL FUND SUB-ACCOUNT which purchases shares of Janus Adviser International Fund of the Janus Adviser Series

- MFS INTERNATIONAL NEW DISCOVERY FUND SUB-ACCOUNT which purchases Class A shares of MFSd International New Discovery Fund

- MORGAN STANLEY INTERNATIONAL SMALLCAP FUND SUB-ACCOUNT which purchases Class A shares of Morgan Stanley International SmallCap Fund

- TEMPLETON FOREIGN FUND SUB-ACCOUNT which purchases Class A shares of Templeton Foreign Fund of the Templeton Funds, Inc.

- HARTFORD MORTGAGE SECURITIES HLS FUND SUB-ACCOUNT which purchases Class IA shares of Hartford Mortgage Securities HLS Fund, Inc.

  THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.

HV-3492
333-72042